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                                                                   Exhibit 10.10
                                                                     Page 1 of 3
The CIT Group/
Business Credit
2110 Walnut Hill Lane, Suite 220
Irving, Texas 75038
214 580-2760


                               AMENDMENT AGREEMENT
                             as of December 22, 1994



Lone Star Steel Company
5501 LBJ Freeway, Suite 1200
Dallas, Texas 75380-3546

Gentlemen:

Reference is made to the Financing Agreement between us dated March 2, 1993, as amended (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth in said Financing Agreement unless otherwise specifically defined herein.

Effective immediately or earlier as stated in Paragraph 6(ii) below, pursuant to mutual understanding, the Financing Agreement shall be, and hereby is, amended as follows:

1. The definition of "Line of Credit" as contained in Section 1 of the Financing Agreement shall be, and hereby is, amended by increasing the dollar amount as contained therein from "$55,000,000" to "$65,000,000".

2. The definition of "Net Worth" as contained in Section 1 of the Financing Agreement shall be, and hereby is, amended by the addition thereto of the following:

       "Notwithstanding any provision to the contrary contained herein, solely with respect to the period commencing on 1-1-95 through and including 12-31-95 Net Worth shall be determined by excluding the effect of any preferred stock issued during such period to evidence a cash contribution to capital."

3. Paragraph 9 of Section 7 of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Fiscal Period" and "Net Worth" for the period from 1-1-95 through and including 12-31-95 and inserting the following in lieu thereof:

       "From 1-1-95 through and including 3-31-95      $98,000,000.00
       From 4-1-95 through and including 6-30-95       $98,000,000.00
       From 7-1-95 through and including 9-30-95       $100,000,000.00
       From 10-1-95 through and including 12-31-95     $104,000,000.00"

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                                                                   Exhibit 10.10
                                                                     Page 2 of 3


4. Paragraph 11 of Section 7 of the Financing Agreement shall be, and hereby is, amended by deleting therefrom the entries under the headings "Period" and "Amount" for the period 1-1-95 through and including 12-31-95 and during each calendar year thereafter" and inserting the following in lieu thereof:

       "1-1-95 through and including 12-31-95          $20,000,000.00"

5. Paragraph 13 of Section 7 of the Financing Agreement shall be, and hereby is, amended by deleting therefrom the entries under the headings "Fiscal Quarter Ending" and "Ratio" for the Fiscal Quarters ending 12-31-94, 3-31-95, 6-30-95,
       9-30-95, and 12-31-95.

6. Paragraph 15 of Section 7 of the Financing Agreement shall be, and hereby is, amended by:

       (i) amending the entry under the heading "Period Ending" for 12-31-94 to read as follows:

       "12-31-94                                       ($3,400,000) loss"

       (ii) the addition thereto at the end thereof of the following four
       (4) entries under the heading "Period Ending" and "EBIT":

       "3-31-95                                        ($500,000) loss
       6-30-95                                         $1,300,000
       9-30-95                                         $4,500,000
       12-31-95                                        $9,500,000"; and

       (iii) As of January 1, 1994, deleting the parenthetical clause as it appears therein in its entirety and inserting the following in lieu thereof:

       "(calculated for each such period on a cumulative basis from the beginning of the year during which such period ends through the date such period ends)".

In consideration of our execution of the foregoing amendment you agree to pay to us an additional Loan Facility Fee in the amount of $105,000.00. Such fee is due and payable on the date hereof and may, at our option, be charged to your Revolving Loan Account on the date hereof.

Except as set forth hereinabove, no other change in, or waiver of the terms, provisions and conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement kindly so indicate by signing and returning the enclosed copy of this letter. We have asked each of the guarantors to sign below to confirm their respective agreements that the guaranties and security agreements executed by each in our favor shall continue in full force and effect notwithstanding the foregoing amendments.

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                                                                   Exhibit 10.10
                                                                     Page 3 of 3
                                   Very truly yours,

                                   THE CIT GROUP/BUSINESS
                                   CREDIT, INC.
                                   By: /s/ Kimberly S. Cochran
                                      ----------------------------
                                   Title:  AVP


Read and Agreed to:
LONE STAR STEEL COMPANY
By: /s/ R.W. Arp
   ----------------------
Title:  Ex V/P

LONE STAR LOGISTICS, INC.
T & N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FORT COLLINS PIPE COMPANY
TEXAS SPECIALTY FLAT-ROLLED, INC.
LONE STAR STEEL INTERNATIONAL, INC.

By: /s/ R.W. Arp
   ----------------------
Title:  Director
      of each of the above companies